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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


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                                    FORM 8-K
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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 30, 2002


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                        GOLDEN WEST FINANCIAL CORPORATION

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                          Commission file number 1-4629

               Incorporated Pursuant to the Laws of Delaware State

                   IRS Employer Identification No. 95-2080059

                 1901 Harrison Street, Oakland, California 94612
                                 (510) 446-3420
















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Item 9.  Regulation FD Disclosure

           Golden West Financial Corporation is furnishing herewith the Statements Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings as Exhibits 99.1 and 99.2, which are included herein. Herbert M. Sandler, Chief Executive Officer of Golden West Financial Corporation, and Russell W. Kettell, Chief Financial Officer of Golden West Financial Corporation, signed these statements on July 29, 2002. These statements were submitted for filing with the Securities and Exchange Commission (SEC) on July 30, 2002, pursuant to the SEC's Order No. 4-460 (June 27, 2002).

     (c)       Exhibits.

               Exhibit No.    Exhibit

               99.1 Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, executed by Herbert M. Sandler,
                              Chief Executive Officer

               99.2 Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, executed by Russell W. Kettell,
                              Chief Financial Officer


                                                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         GOLDEN WEST FINANCIAL CORPORATION


Dated:  July 31, 2002                   /s/ Russell W. Kettell
                                        --------------------------------------
                                        Russell W. Kettell
                                        President and Chief Financial Officer


                                        /s/ William C. Nunan
                                        ---------------------------------------
                                        William C. Nunan
                                        Chief Accounting Officer

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                                                                    Exhibit 99.1

    Statement Under Oath of Principal Executive Officer and Principal Financial
               Officer Regarding Facts and Circumstances Relating to
                              Exchange Act Filings





I, Herbert M. Sandler, state and attest that:


   (1) To the best of my knowledge, based upon a review of the covered reports of Golden West Financial Corporation, and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

   (2) I have reviewed the contents of this statement with the Company's audit committee.

   (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report": o the Annual Report on Form 10-K filed for the fiscal year ended December 31, 2001 of Golden West Financial Corporation;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Golden West Financial Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.


/s/ Herbert M. Sandler
Herbert M. Sandler
July 29, 2002


Subscribed and sworn to before me this 29th day of July 2002.


/s/ Betty Walker
Notary Public

My Commission Expires:  10/27/05

                                                                    Exhibit 99.2

    Statement Under Oath of Principal Executive Officer and Principal Financial
          Officer Regarding Facts and Circumstances Relating to
                              Exchange Act Filings





I, Russell W. Kettell, state and attest that:


   (1) To the best of my knowledge, based upon a review of the covered reports of Golden West Financial Corporation, and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

   (2) I have reviewed the contents of this statement with the Company's audit committee.

   (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report": o the Annual Report on Form 10-K filed for the fiscal year ended December 31, 2001 of Golden West Financial Corporation;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Golden West Financial Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.


/s/ Russell W. Kettell
Russell W. Kettell
July 29, 2002


Subscribed and sworn to before me this 29th day of July 2002.


/s/ Betty Walker
Notary Public

My Commission Expires:  10/27/05